Exhibit 9(vi)
                                    Exhibit B
                       to the Shareholder Services Plan of

                               DG INVESTOR SERIES

                          DG International Equity Fund

This Plan is adopted by DG Investor Series with respect to the Class of Shares of the Portfolio of the Trust as set forth above.

         In compensation for the services provided pursuant to this Plan, Providers will be paid a monthly fee computed at the annual rate of 0.15 of 1% of the average aggregate net asset value of the Class of Shares of the Portfolio of the Trust held during the month.

         Witness the due execution hereof this 1st day of March, 1997.



                                                     DG INVESTOR SERIES



                            By:/s/ Edward C. Gonzales
                                    President

                                                    Exhibit C
                                       to the Shareholder Services Plan of

                                               DG INVESTOR SERIES

                                      DG U.S. Government Money Market Fund

This Plan is adopted by DG Investor Series with respect to the Class of Shares of the Portfolio of the Trust as set forth above.

         In compensation for the services provided pursuant to this Plan, Providers will be paid a monthly fee computed at the annual rate of 0.15 of 1% of the average aggregate net asset value of the Class of Shares of the Portfolio of the Trust held during the month.

         Witness the due execution hereof this 1st day of March, 1997.



                                                     DG INVESTOR SERIES



                            By:/s/ Edward C. Gonzales
                                    President

                                    Exhibit D
                       to the Shareholder Services Plan of

                               DG INVESTOR SERIES

                     DG Limited Term Government Income Fund

This Plan is adopted by DG Investor Series with respect to the Class of Shares of the Portfolio of the Trust as set forth above.

         In compensation for the services provided pursuant to this Plan, Providers will be paid a monthly fee computed at the annual rate of 0.15 of 1% of the average aggregate net asset value of the Class of Shares of the Portfolio of the Trust held during the month.

         Witness the due execution hereof this 1st day of March, 1997.



                                                     DG INVESTOR SERIES



                            By:/s/ Edward C. Gonzales
                                    President

                                    Exhibit E
                       to the Shareholder Services Plan of

                               DG INVESTOR SERIES

                            DG Government Income Fund

This Plan is adopted by DG Investor Series with respect to the Class of Shares of the Portfolio of the Trust as set forth above.

         In compensation for the services provided pursuant to this Plan, Providers will be paid a monthly fee computed at the annual rate of 0.15 of 1% of the average aggregate net asset value of the Class of Shares of the Portfolio of the Trust held during the month.

         Witness the due execution hereof this 1st day of March, 1997.



                                                     DG INVESTOR SERIES



                            By:/s/ Edward C. Gonzales
                                    President

                                    Exhibit F
                       to the Shareholder Services Plan of

                               DG INVESTOR SERIES

                                 DG Equity Fund

This Plan is adopted by DG Investor Series with respect to the Class of Shares of the Portfolio of the Trust as set forth above.

         In compensation for the services provided pursuant to this Plan, Providers will be paid a monthly fee computed at the annual rate of 0.15 of 1% of the average aggregate net asset value of the Class of Shares of the Portfolio of the Trust held during the month.

         Witness the due execution hereof this 1st day of March, 1997.



                                                     DG INVESTOR SERIES



                            By:/s/ Edward C. Gonzales
                                    President

                                    Exhibit G
                       to the Shareholder Services Plan of

                               DG INVESTOR SERIES

                            DG Municipal Income Fund

This Plan is adopted by DG Investor Series with respect to the Class of Shares of the Portfolio of the Trust as set forth above.

         In compensation for the services provided pursuant to this Plan, Providers will be paid a monthly fee computed at the annual rate of 0.15 of 1% of the average aggregate net asset value of the Class of Shares of the Portfolio of the Trust held during the month.

         Witness the due execution hereof this 1st day of March, 1997.



                                                     DG INVESTOR SERIES



                            By:/s/ Edward C. Gonzales
                                    President

                                    Exhibit H
                       to the Shareholder Services Plan of

                               DG INVESTOR SERIES

                           DG Prime Money Market Fund

This Plan is adopted by DG Investor Series with respect to the Class of Shares of the Portfolio of the Trust as set forth above.

         In compensation for the services provided pursuant to this Plan, Providers will be paid a monthly fee computed at the annual rate of 0.15 of 1% of the average aggregate net asset value of the Class of Shares of the Portfolio of the Trust held during the month.

         Witness the due execution hereof this 1st day of March, 1997.



                                                     DG INVESTOR SERIES



                            By:/s/ Edward C. Gonzales
                                    President

                                    Exhibit I
                       to the Shareholder Services Plan of

                               DG INVESTOR SERIES

                                 DG Mid Cap Fund

This Plan is adopted by DG Investor Series with respect to the Class of Shares of the Portfolio of the Trust as set forth above.

         In compensation for the services provided pursuant to this Plan, Providers will be paid a monthly fee computed at the annual rate of 0.15 of 1% of the average aggregate net asset value of the Class of Shares of the Portfolio of the Trust held during the month.

         Witness the due execution hereof this 1st day of June, 1997.



                                                     DG INVESTOR SERIES



                           By: /s/ Edward C. Gonzales
                                    President